SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 19, 2007

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosure

The information in this Current Report on Form 8-K, including the exhibits, is being furnished, not filed, under Items 2.02 and 7.01.

On April 19, 2007, American Electric Power Company, Inc. issued a public announcement, which is attached as Exhibit 99.1 hereto and incorporated herein by reference. AEP’s press release contains non-GAAP financial measures. AEP’s management believes that the Company’s ongoing earnings, or GAAP earnings adjusted for certain items as described in the press release, provide a more meaningful representation of the Company’s performance. AEP uses ongoing earnings as the primary performance measurement when communicating with analysts and investors regarding its earnings outlook and results. The Company also uses ongoing earnings data internally to measure performance against budget and to report to AEP’s board of directors.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 Press Release dated April 19, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer
Title:	Assistant Secretary

April 19, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 19, 2007